Exhibit 3.363

     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “SOUTHERN TENNESSEE MEDICAL CENTER, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE NINTH DAY OF NOVEMBER, A.D. 1998, AT 9 O’CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF JANUARY, A.D. 2002, AT 10 O’CLOCK A.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “SOUTHERN TENNESSEE MEDICAL CENTER, LLC”.

2964663 8100H 110292689 You may verify this certificate online at corp.delaware.gov/authver.shtml	/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 8620132 DATE: 03-14-11

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/09/1998
981431215 – 2964663
CERTIFICATE OF FORMATION
OF
SOUTHERN TENNESSEE MEDICAL CENTER, LLC
Under Section 18-201 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is Southern Tennessee Medical Center, LLC (the “Company”).
     SECOND: The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.
     THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of November 5, 1998.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Authorized Person

CERTIFICATE OF AMENDMENT

OF

Southern Tennessee Medical Center, LLC
     1. The name of the limited liability company is Southern Tennessee Medical Center, LLC
     2. The Certificate of Formation of the limited liability company is hereby amended as follows:
The name and address of the registered agent is The Corporation Trust Company Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Southern Tennessee Medical Center, LLC this 15 day of January, 2002.

Southern Tennessee Medical Center, LLC

/s/ William F. Carpenter III William F. Carpenter III

Manager
Title

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 01/22/2002
020040790 – 2964663